UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2025

Larimar Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36510	20-3857670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Bala Plaza East
Bala Cynwyd, Pennsylvania		19004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 511-9056

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LRMR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2025, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Larimar Therapeutics, Inc. (the “Company”) and the Board of Directors, as applicable, granted performance-based restricted stock units (“PSUs”) to Carole S. Ben-Maimon, M.D., the Company’s President and Chief Executive Officer, Michael Celano, the Company’s Chief Financial Officer, Gopi Shankar, Ph.D., MBA, FAAPS, the Company’s Chief Development Officer, and Russell G. Clayton, DO, the Company’s Chief Medical Officer (the “Officers”). Dr. Ben-Maimon was awarded 100,000 PSUs, Mr. Celano was awarded 50,000 PSUs, Dr. Shankar was awarded 25,000 PSUs and Dr. Clayton was awarded 25,000 PSUs. The Officers will earn a percentage of such PSU award upon the Company’s achievement of certain regulatory milestones, and, in each case, 50% of such earned portion shall vest upon the Compensation Committee’s determination of the achievement of such regulatory milestones (the “Achievement Determination Date”) and the remaining 50% shall vest upon the one-year anniversary of such Achievement Determination Date.

The foregoing description of the PSUs does not purport to be complete and is subject to, and qualified in its entirety by, the form of Performance-Based Restricted Stock Unit Award Agreement, which is filed and attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit No.	Document
10.1	Form of Performance-Based Restricted Stock Unit Award Agreement under the Larimar Therapeutics, Inc. 2020 Equity Incentive Plan*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Larimar Therapeutics, Inc.

Date:	January 27, 2025	By:	/s/ Carole S. Ben-Maimon, M.D.
Name: Carole S. Ben-Maimon, M.D. Title: President and Chief Executive Officer